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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                      ---------


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                                    July 30, 1999
                          (Date of earliest event reported)


                           UNITED WISCONSIN SERVICES, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             Commission File No. 0-19506


                 WISCONSIN                                 39-1431799
        (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
             OF INCORPORATION)                         IDENTIFICATION NO.)



          401 WEST MICHIGAN STREET
            MILWAUKEE, WISCONSIN                           53203-2896
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)




                                    (414) 226-6900
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.   OTHER EVENTS
          ------------

          The Registrant, in connection with the naming of Gail L. Hanson as Chief Financial Officer, hereby incorporates by reference the press release dated July 30, 1999. Ms. Hanson replaces Mr. C. Edward Mordy, who is retiring.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------


     (a)  Financial Statements of Business Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits.

          99.1 Press Release dated July 30, 1999.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 2, 1999                UNITED WISCONSIN SERVICES, INC.




                              By:  /s/ Gail L. Hanson
                                  -----------------------------------------
                                   Gail L. Hanson, Chief Financial Officer